Exhibit 99.2

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the “Agreement”), made and entered into effective as of January 14, 2005 (the “Effective Date”), by and among United Bancshares, Inc., headquartered in Columbus Grove, Ohio and its wholly-owned subsidiary, The Union Bank Company ("Union") (collectively referred to herein as the “Company”) and Daniel W. Schutt, a resident of Ohio (“Employee”).

WITNESSETH

WHEREAS, the Company is a registered bank holding company under the Bank Holding Company Act of 1956 and the sole shareholder of Union, an Ohio state-chartered bank.

WHEREAS, Employee has knowledge, experience and expertise in the area of the business of the Company, and the Company desires to obtain the benefits of Employee’s knowledge, experience and expertise;

WHEREAS, the Company desires to employ Employee on the terms and subject to the conditions set forth herein and Employee desires to accept employment on such terms and conditions; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.

Employment

1.1 Position.  On the terms and subject to the conditions set forth in this Agreement, the Company shall employ Employee to serve as President and Chief Executive Officer of the Company and Union, respectively, and to perform all duties commensurate with such positions, serving at the pleasure and direction of the Boards of Directors of Company (the “Board”) and subject to the terms of this Agreement.

1.2 Board Reporting & Job Description.  Employee is to exercise such authority and perform such duties as are commensurate with the position and will report directly to the Board of Directors. Such services shall be performed in the same market area where the Company has offices, or at such other location as the Company and Employee may reasonably agree.

2.

Compensation

2.1 Base Salary.  As consideration for Employee’s services as an employee hereunder, The Company agrees to pay Employee, and Employee agrees to accept, a base salary of not less than $238,000 annually (“Base Salary”) throughout the Term with increases as the Board, in its discretion, may make at any time and from time to time.  The Base Salary, as so determined, shall be payable in accordance with the Company's customary practice.  It is further understood and agreed that during the term of Employee’s status as an employee, Employee shall be subject to the withholding of taxes as required by law.  During the term of employment contemplated by this Agreement, the Employee shall receive employee benefits and wage increase considerations on the same basis as other employees and other perquisites as determined by the Board.

2.2  Bonus.  The Company shall make a $25,000 payment to the Employee as a signing bonus.  Payment will be made upon full execution of this Agreement and Employee gaining status as an employee, the payment will be subject to the withholding of taxes as required by law.  Additionally, the Employee shall be eligible to participate in Senior Management incentive compensation/bonus plans as provided by the Company.

2.3  Benefits.  Employee shall be entitled to participate in any insurance or other benefit plans now or hereafter provided or made available to employees of the Company generally; provided, however, that except as otherwise provided herein nothing contained in this Agreement shall require the Company to establish, maintain or continue any such benefits already in existence or hereafter adopted for employees of the Company.

2.4  Vacation.  Employee shall be entitled to annual vacation and leave time of four weeks at full pay.  Unused vacation time shall be treated pursuant to the Company policy.

2.5  Executive Supplemental Income Plan.  Employee shall be entitled to participate in the Company's current Executive Supplemental Income Plan ("Plan") which will be structured to produce $40,000 in income per year for 15 years in accordance with the Company's current Plan guidelines.  With the exclusion of the Death Benefit as described in the Plan, the Employee will be fully vested at age 62.  The plan shall be fully funded at the Employee’s age of 65.

2.6  Change of Control Agreement.  If Employee remains employed pursuant to this Agreement for the full five year employment period reflected in Section 3.1, upon the expiration of the Term, as defined below, Employee and the Company agree to enter into the Change of Control Agreement in the form attached hereto as Exhibit 1, which shall provide for benefits in the event of a change of control of the Company.  If Employee does not complete the full five year employment period or is terminated at any time for cause, this agreement to execute the Change of Control shall become null and void and of no force or effect.

3.

Term and Termination.

3.1 Term.  Employee shall be employed for a term commencing on the Effective Date and ending on the fifth anniversary of the Effective Date (the “Term”) unless terminated earlier as provided herein.

3.2  Termination.

(a)

Death or Disability.  If Employee dies or becomes disabled to the extent that Employee cannot perform his duties under this Agreement for a period of the lesser of (i) 180 consecutive days or (ii) the time that the Employee and Company mutually determine that there is a reasonable medical probability that the Employee will not return to perform his duties within 180 days (the “Disability Period”), this Agreement shall cease and terminate on the date of Employee’s death or conclusion of the Disability Period, as applicable, and Employee shall be entitled to receive any Base Salary and benefits, earned through Employee’s date of death or disability.  Any disability payments received by the Employee from the Company’s disability policy will offset payments owed to the Employee under section 2.1.

(b)

Retirement. Upon Employee’s retirement from Company at such time as is normal and expected for employee retirement from the Company, this Agreement shall cease and terminate as of the date of retirement, and subject to the terms of this Agreement, Employee shall be entitled to receive only Base Salary and benefits, earned through the date of retirement.

(c)

Termination for Cause. If this Agreement is terminated by the Company for Cause (as defined herein), this Agreement shall cease and terminate as of the date of termination of Employee.  “Cause” shall be defined as (i) commission of a willful act of dishonesty in the course of the Employee’s duties; (ii) conviction by a court of competent jurisdiction of a crime constituting a felony; (iii) the Employee’s continued, habitual intoxication or performance under the influence of controlled substances during working hours; (iv) frequent or extended, and unjustifiable (not as a result of incapacity or disability) absenteeism; (v) the Employee’s continued personal misconduct, inability or refusal to substantially perform his duties and responsibilities as determined by the Board of Directors of the Company or by a state or federal banking regulatory agency that has jurisdiction over the Company, or (vi) material deviation from reasonable financial goals or operational policies established by the Board.

3.3  Termination by Employee Without Cause.  Employee may terminate employment under this Agreement at any time by giving 30 days advance notice in writing to the Company.

3.4  Termination by Employee for “Good Cause”.  Employee may terminate employment under this Agreement at any time upon the breach by the Company of any of its obligations under this Agreement or for Good Cause; provided that the Employee has given the Company at least ten days prior written notice of the nature of such breach and Company, has failed to cure such breach within a 30 day period following such notice.  For purposes herein, “Good Cause” means without Employee’s express written consent, the assignment to Employee of any duties or responsibilities inconsistent with the Employee’s position, or a change in the Employee’s reporting responsibilities, titles or offices as described herein, or any removal of the Employee from, or the failure to re-elect the Employee to, any such positions, except in connection with the termination of the Employee for Cause, or his earlier disability, retirement or death.

3.5  Employee’s Rights Upon Termination.

In the event that this Agreement is terminated by the Company for Cause, Employee shall receive all Base Salary and benefits, earned through Employee’s final day of employment. In the event that Employee terminates his employment for Good Cause, the Company shall pay to Employee an amount equal to the Base Salary for the remaining term of the agreement, subject to any necessary regulatory approval. In the event that the Company terminates Employee without Cause, the Company shall pay to Employee an amount equal to the Base Salary for the remaining term of the agreement, subject to any necessary regulatory approval.  Any such Base Salary shall be paid to Employee within 30 days of Employee’s final day of employment. Upon termination for any reason, Employee shall be required to deliver to the Company any Company assets.

3.6  Reimbursement for Certain Litigation Expenses.  To the extent that the Employee prevails in a court of competent jurisdiction on the issue of whether Employee’s employment was properly terminated under this Agreement, the Company shall reimburse Employee his reasonable attorney’s fees and costs incurred in such action.  Any amounts to be reimbursed hereunder will be paid to the Employee within 30 days of a written consent for the same.

4.

Confidential Information and Property of the Company and the Bank.

4.1  Confidential Information.  Employee acknowledges and agrees that in connection with his employment Employee will have access to certain confidential and proprietary information owned by and related to the Company and Union.  For purposes of this Agreement, “Confidential Information” means any proprietary information of or related to the Company and the Bank, including but not limited to:  (i) operations manuals and guidelines, marketing manuals and plans, and business strategies, techniques and methodologies; (ii) financial information, including information set forth in internal records, files and ledgers, or incorporated in profit and loss statements, fiscal reports, sales reports and business plans; (iii) any and all active prospective mergers or acquisitions of the Company or the Bank, and all financial data, pricing terms, information memoranda and due diligence reports relating thereto; (iv) all internal memoranda and other office records, including electronic and data processing files and records; and (v) any other information constituting a trade secret under governing trade secrets law or that is customarily considered confidential in nature by industry.

4.2  Exceptions.  Notwithstanding the foregoing, Confidential Information does not include any of the foregoing that is of general public knowledge or is received in good faith from a third party having the right to disclose it, who, to the best of Employee’s knowledge, did not obtain such information from the Company or Union and who imposes no obligation of secrecy on Employee with respect to such information.

4.3  Non-Disclosure of Confidential Information.

 Employee shall not at any time willfully use, disclose or divulge any such Confidential Information to any person, firm or corporation, except:  (i) in connection with the discharge of his duties hereunder; (ii) with the prior written consent of the Company or the Bank, which consent may be withheld in the Company’s sole discretion; or (iii) to the extent necessary to comply with law or the valid order of a court of competent jurisdiction, in which event Employee shall notify the Company as promptly as practicable and, if possible, prior to make such disclosure.  Employee shall use his best efforts to prevent any such disclosure by others.

5.

Arbitration.  Any dispute or controversy arising under or in connection with this Agreement, including but not limited to any dispute or controversy arising under this Agreement, shall be settled exclusively by arbitration, conducted before a panel of three arbitrators, in Lima, Ohio, in accordance with the rules of the American Arbitration Association then in effect.  The panel of arbitrators shall be determined as follows:  the Company will choose one arbitrator, Employee will choose one arbitrator, and the third person will be chosen by the two arbitrators chosen by Employee and the Company.  Judgment may be entered on the arbitrator’s award in any court having jurisdiction; provided, however, that the Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any violation of provisions contained herein, and Employee hereby consents that such restraining order or injunction may be granted without the necessity of the Company posting any bond.  The expense of such arbitration shall be borne by the party who was found to be in breach of the Agreement.  Parties shall bear their own legal fees and personal costs of such arbitration.  If the party who initiated arbitration is found by the arbitration panel to have brought the action in bad faith, then such party shall be responsible for the other party’s legal fees and other costs incurred as a result of the arbitration.

6.

Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings of the parties with respect to the subject matter hereof.  No amendment or modification of this Agreement shall be valid or binding unless made in writing and signed by the parties hereto.

7.

Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party (including without limitation service by overnight courier service) to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, at the address set forth below, or on the date of service if delivered by facsimile to the facsimile number then utilized by the party receiving the facsimile.  All notices shall be addressed to the parties to be served as follows:

(a) If to the Company: United Bancshares, Inc. 100 South High Street Columbus Grove, OH 45830 Attn: Chairman (b) If to Employee: Daniel W. Schutt 216 Woodland Dr Antwerp, Ohio 45813	Copy to: Susan B. Zaunbrecher, Esq. Dinsmore & Shohl 255 East Fifth Street, Suite 2400 Cincinnati, OH 45202

8.

Severability.  If any provision of this Agreement shall be invalid or unenforceable, in whole or in part, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, and this Agreement shall be construed and enforced to the maximum extent permitted by law.

9.

Waiver.  No waiver of any default or breach of this Agreement shall be deemed a continuing waiver or a waiver of any other breach or default.

10.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to principles of conflict of law.

11.

Assignment.  Employee may not assign any rights under this Agreement without the prior written consent of the Company.  If the Company, or any entity resulting from any stock purchase, merger or consolidation with or into the Company, is merged with or consolidated into or with any other entity or entities, or if substantially all of the stock or operating assets of any of the aforementioned entities is sold or otherwise transferred to another entity, the provisions of this Agreement shall be binding upon and shall inure to the benefit of the continuing entity in, or the entity resulting from, such asset purchase, merger or consolidation, or the entity to which such assets are sold or transferred.

12.

Survival.  The duties and obligations of the parties to this Agreement shall survive termination of this Agreement.

13.

Headings.  The headings contained in this Agreement are for reference purposes only and should not affect in any way the meaning or interpretation of this Agreement.

[Remainder of this Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

UNITED BANCSHARES, INC.

/s/ James N. Reynolds

By:

James N. Reynolds, Chairman

THE UNION BANK COMPANY

/s/ James N. Reynolds

By:

James N. Reynolds

Its:

Director

EMPLOYEE

\s\ Daniel W. Schutt

Daniel W. Schutt

Exhibit 1

CHANGE IN CONTROL AGREEMENT

THIS CHANGE IN CONTROL AGREEMENT (this “Agreement”) is made and entered into as of this _____ day of __________, _____ (the “Effective Date”) by and between United Bancshares, Inc., an Ohio corporation with its principal office located in Columbus Grove, Ohio  (“United”), The Union Bank Company, an Ohio state-chartered bank with its principal office located in Columbus Grove, Ohio (“Union”) and Daniel W. Schutt, a resident of Ohio (the “Employee”).   United and Union, individually and in the aggregate are referred to herein as the Company.  Capitalized terms used but not defined in the text of this Agreement shall have the meaning set forth in Annex A attached hereto.

W I T N E S S E T H:

WHEREAS, the Employee is employed as the President and CEO of United Bancshares, Inc.; and

WHEREAS, the Board of Directors of the Company recognizes the possibility that a change in control may occur and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company and its shareholders; and

WHEREAS, the Board of Directors of the Company believes it is in the best interests of the Company to enter into this Agreement with the Employee in order to assure continuity of management and to reinforce and encourage the attention and dedication of the Employee to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company; and

WHEREAS, the Board of Directors of the Company approved and authorized the execution of this Agreement with the Employee.

NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, the parties hereto hereby agree as follows:

1.

TERM.  The term of this Agreement shall commence on the Effective Date and shall terminate upon the earlier of (i) the date on which payment is made of the Change in Control Payment due to the Employee hereunder, (ii) the date on which the Employee’s employment terminates for any reason other than in conjunction with a Change in Control as described herein, or (iii) upon the expiration of four years from the Effective Date.

2.

CHANGE IN CONTROL PAYMENT.

a.

Cause for Payment.  If, at any time during the period beginning 120 days prior to a Change of Control and ending one year after said Change of Control, either (i) the Employee’s employment is involuntarily terminated for any reason other than Cause or (ii) the Employee voluntarily terminates his employment for Good Reason, the Company shall provide a Change in Control Payment to the Employee as set forth below.

b.

Amount of Change in Control Payment.  The Change in Control Payment shall be a lump sum payment as follows:

1.

For a Change in Control during Year 1 after the Effective Date

$500,000

2.

For a Change in Control during Year 2 after the Effective Date

$375,000

3.

For a Change in Control during Year 3 after the Effective Date

$250,000

4.

For a Change in Control during Year 4 after the Effective Date

$125,000

Upon the expiration of four years after the Effective Date, there will be no obligation under any circumstance to make a Change in Control Payment to Employee.

c.

Timing of Change in Control Payment.  The Change in Control Payment shall be paid to the Employee (i) not later than thirty (30) days after the effective date of the Change in Control if the termination giving rise to the Change in Control Payment occurs before the effective date of the Change in Control; or (ii) thirty (30) days after the date of termination giving rise to the Change in Control Payment if such termination occurs after the effective date of the Change in Control.

3.

OTHER BENEFITS.  The Change in Control Payment described in this Agreement shall be in addition to any other retirement or other benefits payable to the Employee under any plan, fund or program maintained by the Company.

4.

SUCCESSOR.  The Company will require any successor as the result of a Change in Control to assume expressly and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform hereunder.  Failure of the Company to obtain such assumption and agreement prior to the effectiveness of the Change in Control shall be a breach of this Agreement and shall entitle the Employee to the Change in Control Payment from the Company in the same amount and on the same terms as the Employee would be entitled to hereunder upon the occurrence of a termination (other than an involuntary termination for cause) during the period described in paragraph 2(a), above.

5.

WITHHOLDING.  All payments to the Employee under this Agreement will be subject to applicable withholding of state and federal taxes.

6.

MISCELLANEOUS.

a.

Obligation of the Company.  The Company and successors, and not the Board of Directors of the Company or any member thereof, shall be liable for any and all claims made in connection with this Agreement and for any and all payments to which the Employee may be entitled under this Agreement.  The Agreement shall be unfunded.

b.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, the heirs and legal representatives of the Employee, and the successors and assigns of the Company, except that the Employee may not assign this Agreement.

c.

Modification.  This Agreement may not be changed, amended, or modified except by a writing signed by all parties hereto.

d.

Notices.  Any notice, request, demand, waiver, consent, approval or other communication which is required to be or may be given under this Agreement shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by a commercially reputable overnight delivery service, delivery charges prepaid, at the addresses set forth herein or to such other address as either party may designate from time to time by notice to the other party sent in like manner.

The Company:

The Employee:

United Bancshares, Inc.

Daniel W. Schutt

ATTN:  Human Resources

_________________

100 S. High Street

_________________

Columbus Grove, OH 45830

e.

Governing Law.  This Agreement constitutes the entire agreement between the parties and shall be governed by and construed in accordance with the laws of the State of Ohio applicable to the agreements made and to be performed solely within such state.

f.

Headings.  The section headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the construction or interpretation of this Agreement.

g.

No Mitigation.  The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits after the date of termination or otherwise.

h.

Confidentiality.  Employee agrees not to disclose the existence of this Agreement or its terms to anyone other than the Employee’s attorney and the Employee’s financial and tax advisors.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

UNITED BANCSHARES, INC.

EMPLOYEE:

By: ____________________

Daniel W. Schutt

(Name)

Name: __________________

Title: ___________________

________________________

(Signature)

THE UNION BANK COMPANY

_____________

(Title)

By: ____________________

Name: __________________

Title: ___________________

Change of Control Agreement

Annex A

“Cause” means:  (a) commission of a willful act of dishonesty in the course of the Employee’s duties; (b) conviction by a court of competent jurisdiction of a crime constituting a felony; (c) the Employee’s continued, habitual intoxication or performance under the influence of controlled substances during working hours; (d) frequent or extended, and unjustifiable (not as a result of incapacity or disability) absenteeism; (e) the Employee’s continued personal misconduct, inability or refusal to substantially perform his duties and responsibilities as determined by the Board of Directors of the Company or by a state or federal banking regulatory agency that has jurisdiction over the Company; or (f) material deviation from reasonable financial goals or operational policies established by the Board.  A termination of the Employee for “cause” based on either or both of subsection (d) or (e) above shall take effect thirty (30) days after the Company gives written notice of such termination to the Employee specifying the conduct deemed to qualify as cause, unless the Employee shall, during such thirty (30) day period, remedy the events or circumstances constituting cause to the reasonable satisfaction of the Company.

 “Change in Control” means:  (a) the reorganization, recapitalization, consolidation, merger or other business combination of the Company (whether or not the Company is the surviving and continuing entity) in which the shareholders of the Company immediately prior to such transaction own 60% or less of the outstanding voting shares of the resulting company, (b) the transfer of all or substantially all of the assets of the Company to a third party that is not affiliated with the Company, or (c) the purchase by any Person or group of Persons that are not affiliated with the Company, of 40% or more of the outstanding voting shares of the Company.  For purposes of this definition, “affiliated” shall mean and describe any Person which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Company.  “Control” shall mean the power to direct the management policies of the Company, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.  “Person” shall mean any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation or institution.

 “Good Reason” means:  (a) a material diminution of Employee's duties, responsibilities, compensation or benefits, (b) a reduction by the Company, or its successor, in Employee's annual base salary as in effect as of the date hereof or as the same may be increased from time to time, or (c) the Company, or its successor, requires Employee to relocate to an office more than twenty-five miles from Columbus Grove, Ohio.